Secured Promissory Note

$600,000.00 New York, NY January 29, 2009

FOR VALUE RECEIVED, the undersigned, **PLAINTIFF HOLDING XI LLC, a** Delaware limited liability company ("Borrower"), **promises to pay to the order of MangoSoft, Inc**, a Nevada Corporation or its assignee ("Lender"), the sum of Six Hundred Thousand Dollars ($600,000.00) ("Loan"), with interest from the date hereof until maturity at a rate of fourteen percent (14%) per annum ("Interest Rate"). Interest shall accrue and compound on a monthly basis based on the actual number of days during such period, assuming a 360-day year. Interest shall be paid in arrears on the last day of each calendar quarter commencing March 1, 2009 with the final payment of accrued and unpaid interest due and payable on the Maturity Date. Upon the occurrence of an Event of Default (as defined herein), interest shall accrue at a rate of 3% above the Interest Rate and be payable on demand. Both principal and interest shall be payable at the Lender's address designated in Section 14 hereof or at such other place as Lender may, from time to time, designate in writing.

1. Repayment and Maturity. The principal and all accrued and unpaid interest under this Note shall mature and be due and payable on the date (the "Maturity Date") that is the earlier to occur of: (i) one year from the date of the Loan listed above; and (ii) the maturity of the Note upon a prepayment event described in Section 5 or 6 hereof or upon acceleration of maturity following an Event of Default (as defined hereinafter).

2. Cases. Borrower has purchased or funded receivables of individuals who are plaintiffs in various legal actions ("Cases") and has been assigned the right to receive a portion of the proceeds of such Cases. Attached as Schedule A hereof is the listing ("List") of the individuals who are plaintiffs in the Cases and the amount of the proceeds of each such plaintiff's Case which is payable to Borrower as of the date hereof. Should Borrower, sooner than the Maturity Date, either (i) receive the proceeds of any of the Cases in the List; or (ii) receive notice that such a Case has been finally adjudicated or settled with no proceeds payable to Borrower, then Borrower shall within a reasonable period of time substitute its right to the proceeds of a similar Case of like value as Collateral hereunder (the "Substitute Cases") until such time as the Maturity Date is reached and the Loan and all accrued interest have been paid in full.

3. Security Interest. As security for the due and punctual payment in full of Borrower's obligations under this Note, Borrower hereby grants to Lender a first priority continuing security interest in, and general lien on, all of Borrower's right, title and interest in all proceeds derived from the Cases and from the Substitute Cases, whether by settlement, judgment or otherwise, whether Borrower now has an interest in the proceeds of such Cases or such interest is hereafter acquired by Borrower and all proceeds thereof (the "Collateral") and hereby assigns to Lender, as collateral security for its obligations

under this Note, the right to collect all amounts due to Borrower with respect to the Cases; provided, however, that (a) until an Event of Default (as defined below) has occurred hereunder, Borrower shall be entitled to collect all such amounts; and (b) upon and after the occurrence of an Event of Default, Borrower's right to collect such amounts shall cease automatically and all such amounts shall then and thereafter be paid to Lender until all obligations under this Note have been indefeasibly paid in full. Borrower hereby authorizes Lender to file UCC-1 Financing Statements and any and all other documentation or information required to perfect the foregoing security interest in the Collateral. Upon the occurrence of an Event of Default under this Note, the Lender will have all the rights and remedies of a secured creditor under the New York Uniform Commercial code, in addition to all other rights and remedies available at law or in equity.

Borrower represents, warrants and covenants to and for the benefit of the Lender that (a) Borrower has the same rights in and to the Collateral as were granted by the plaintiffs in the Cases to Plaintiff Funding Holding, Inc. ("PFH"); (b) its rights in and to the Collateral are owned by Borrower free and clear of all liens, claims and encumbrances; (c) Borrower has full right, power and authority to grant to the Lender the security interest described herein; (d) the execution and delivery of, and performance by Borrower of its obligations under, this Note has been duly authorized by all required limited liability company action; (e) it will at all times while the Loan and any other amounts are outstanding under this Note defend its interest in the Collateral and keep the Collateral free of any liens, claims or encumbrances; (f) 100% of the outstanding membership interests in Borrower are owned, of record and beneficially, by PFH; and (g) Borrower has been duly formed and is in good standing, under the laws of the State of Delaware and, subject to required publication obligations which will be satisfied as soon as practicable and in no event later than the date required by law, is duly qualified and is in good standing as a foreign limited liability company under the laws of the State of New York.

Borrower hereby appoints Lender as its attorney-in-fact, at Borrower's sole cost and expense, (i) to deliver all notices (including notices to pay over directly to Lender proceeds of Cases) in the name of Borrower and on its behalf, to plaintiffs in the Cases and such plaintiffs' attorneys; (ii) to receive and endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, and other evidences of payment related to the Cases that may come into Lender's possession and to deposit or otherwise collect the same; (iii) to take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings (deemed by Lender in its sole and absolute discretion) necessary or desirable to enforce or effect collection of amounts payable with respect to the Cases; and (iv) to do all other acts and things necessary to carry out the terms of this Note. This power, being coupled with an interest, is irrevocable until indefeasible payment in full of all amounts due hereunder. This power shall be exercisable upon an Event of Default and for so long as such is continuing,

4. Covenants. Borrower shall ensure that at all times the aggregate amount of Borrower's interest in the proceeds of the Cases and Substitute Cases in which Lender

has been granted a security interest hereunder will be at least equal to the principal amount of the Loan provided, upon a payoff of any Case prior to the Maturity Date, the Borrower shall have a reasonable period of time to substitute its rights to the proceeds of a Substitute Case. The Borrower agrees that it shall not engage in any business or activities other than the purchase and funding of Cases and Substitute Cases and activities related thereto and shall not incur indebtedness, directly or indirectly, to any party other than the Lender.

5. Prepayments. This Promissory Note (the "Note") may be prepaid in whole or in part on thirty (30) days' advance notice, with all accrued and unpaid interest thereon but without any prepayment penalty.

6. Mandatory Prepayment. The Loan and all accrued and unpaid interest thereon shall become due and payable in full, at the option of Lender, five business days after written demand, in the event that at any time prior to the Maturity Date and payment in full of all obligations under this Note, (i) PFH ceases to own, of record and beneficially, 100% of the membership interests of Borrower or (ii) any single individual or entity owning 20% or more of the record and beneficial ownership of the outstanding capital stock of PFH on the date of this Note ceases to own 85% of such percentage of outstanding capital stock.

7. Default; Remedies. The entire unpaid principal balance of this Note and any accrued and unpaid interest shall be immediately due and payable at the option of Lender upon the occurrence of any Event of Default. For purposes of this Note, Borrower shall be in default under this Note upon the happening of any condition or event set forth below (herein called an "Event of Default"):

(a) Borrower's failure to pay any principal or accrued interest thereon within five business days after such payment of principal or interest becomes due in accordance with terms of this Note; or

(b) If the Borrower violates any of the representations, agreements or covenants contained herein and such violation is not cured or remedied within five business days following written notice from the Lender to Borrower of such violation; or

(c) Borrower becomes insolvent, or files or has filed against it a petition in bankruptcy or receivership which remains undischarged or unbonded for a period of thirty (30) days or more.

8. Cumulative Rights. Lender's rights and remedies under this Note are cumulative and concurrent and may be exercised singly, successively or currently. No delay on the part of Lender in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof

or the exercise of any other power or right. No waiver shall be effective unless in writing and signed by both Borrower and Lender.

9. Waivers. Borrower waives demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur.

10. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws. Any dispute or controversy arising under, out of, in connection with or in relation to this Note or any provision hereof shall be finally determined and settled by arbitration. The arbitration proceeding shall be conducted in New York, New York by a single arbitrator in accordance with the applicable rules of JAMS. The arbitration award shall be a final and binding determination of the dispute and shall be fully enforceable as an arbitration award exclusively in a court of competent jurisdiction located in New York, NY.

11. Headings. The headings of the sections of the Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

12. Successors and Assigns. Lender shall not assign this Note, or any interest herein, without the prior written consent of Borrower; except, without such consent, Lender may assign this Note to an entity managed or controlled by Lender or to any family member or family trust of or related to Lender. Borrower shall not assign or delegate its obligations hereunder without prior written consent of Lender. All of the stipulations, promises and agreements in the Note contained by or on behalf of Borrower shall bind the successors and permitted assigns of Borrower, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of Borrower and Lender. Any permitted assignee of Borrower shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof.

13. Severability. In the event any one or more of the provision contained in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered in person if sent by same day or overnight courier, or 72 hours after having been deposited in the United States mail first class or registered or certified mail return receipt requested postage prepaid. Notices shall be sent:

If to Lender:

MangoSoft Inc
29 Riverside Street
Suite A – MSA-8
Nashua NH 03060
Attn: Dale Vincent

If to Borrower:

Plaintiff Holding XI LLC
c/o Plaintiff Funding Holding, Inc.
26 Court Street
11th Floor
Brooklyn, NY 112472
Attn: Harvey R. Hirschfeld, President

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note on and as of the date first above written.

PLAINTIFF HOLDING XI LLC, a Delaware limited liability company

By: ______________________
Harvey R. Hirschfeld
President

Schedule A

Description of Case

List of Cases to Follow